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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 18, 1998

                            CTB INTERNATIONAL CORP.
             (Exact name of registrant as specified in the charter)

                        Commission File Number 000-22973

            Delaware                                           35-1970751
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

           State Road 15 North, P.O. Box 2000, Milford, IN 46542-2000
             (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (219)-658-4191



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Item 5. Other Events.

        The following is filed as an Exhibit to the Report.

        Exhibit Number 99: Press Release dated August 12, 1998.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CTB International Corp.

Dated: August 18, 1998                By /s/ Don J. Steinhilber
                                        -------------------------------------
                                                Don J. Steinhilber
                                      Vice President, Chief Financial Officer